UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022 (May 25, 2022)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2022 annual meeting of shareholders (the “Annual Meeting”) of Howmet Aerospace Inc. (the “Company”) was held on May 25, 2022. Set forth below are the results of each of the matters submitted to a vote of the shareholders at the Annual Meeting. As of the close of business on March 29, 2022, the record date of the Annual Meeting, there were 417,622,524 shares of common stock outstanding and entitled to vote. Of this amount, 379,588,693 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. Each of the 10 director nominees named in the 2022 Proxy Statement for election to the Company’s Board of Directors was elected for a one-year term expiring on the date of the Company’s 2023 annual meeting of shareholders, based upon the following votes:

Nominees	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	348,605,314	10,588,631	340,652	20,054,096
Amy E. Alving	343,463,723	12,017,740	4,053,134	20,054,096
Sharon R. Barner	348,886,504	9,988,677	659,416	20,054,096
Joseph S. Cantie	277,415,419	81,422,301	696,877	20,054,096
Robert F. Leduc	261,196,378	97,966,201	372,018	20,054,096
David J. Miller	357,364,744	1,804,014	365,839	20,054,096
Jody G. Miller	347,380,134	11,497,473	656,990	20,054,096
Nicole W. Piasecki	269,787,953	89,090,524	656,120	20,054,096
John C. Plant	343,451,700	15,707,954	374,943	20,054,096
Ulrich R. Schmidt	349,505,142	9,659,809	369,646	20,054,096

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
364,436,286	14,801,526	350,881	0

Item 3. The advisory vote on executive compensation was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
188,390,768	170,624,590	519,239	20,054,096

Item 4. The shareholder proposal regarding an independent Board Chairman was not approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
100,803,916	258,239,819	490,862	20,054,096

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: May 31, 2022	By:	/s/ Lola F. Lin
	Name:	Lola F. Lin
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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